Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of May 21, 2026, by and between Vestand Inc., a Delaware corporation (the “Company”) on the one hand, and MIN GAN ZHE INVESTMENT LIMITED, a Hong Kong corporation (the “Secured Party”) on the other hand (collectively, the “Parties”).

The Parties hereto agree as follows:

1. Security Interest. In consideration of that certain loan (the “Loan”) made by the Secured Party to the Company pursuant to that certain Loan Agreement dated May 21, 2026 (the “Loan Agreement”), on even date herewith, and the financial accommodation made or extended by the Secured Party to or for the account of the Company, directly or indirectly, as principal, guarantor or otherwise, specifically the obligation evidenced by that certain Secured Promissory Note (the “Note”) between the Parties executed on even date herewith, the terms of which are incorporated herein by reference, the Company hereby grants to Secured Party a first priority and continuing security interest in the Collateral described in Paragraph 2, to secure the prompt payment, performance and observance of any and all indebtedness, liabilities, obligations and agreements of any kind of the Company to Secured Party arising under the Note or the other Loan Documents referenced in the Loan (the “Loan Documents”), however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, whether arising under any guarantee, endorsement or undertaking which the Company may make or issue to others for the Secured Party’s account, whether arising directly or acquired from others, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed, including without limitation, charges, commissions, interests, expenses, fees, costs and reasonable attorney’s fees chargeable to Secured Party in connection with any or all of the foregoing to the extent payable under the Loan Documents (all of the foregoing being herein referred to, jointly and severally, as the “Obligations”).

2. The Collateral. The Collateral is described as follows and on any separate schedule(s) at any time or from time to time furnished by the Company to the Secured Party (all of which are hereby deemed part of this Security Agreement):

That loan receivable owing to the Company, including the principal and interest, pursuant to that certain loan agreement dated October 10, 2025, between the Company and Vestand Korea Co., Ltd, to the extent that (x) a security interest in the Collateral can be created under the Uniform Commercial Code as in effect in the State of California and (y) such security interest can be perfected by the filing of a UCC-1 financing statement under the Uniform Commercial Code as in effect in the Company’s jurisdiction of organization.

3. Representations and Warranties. The Company warrants, represents and covenants that:

(a) The chief executive office and jurisdiction of organization of the Company have been during the four-month period prior to the date hereof, located at the address set forth in the Loan Agreement and the Company will not change any of the same, or merge or consolidate with any person or change its name, without prior written notice to the Secured Party;

(b) The Collateral is now, and at all times will be, owned by the Company free and clear of all liens, security interests, claims and encumbrances, except as permitted by the Loan Agreement;

(c) Except as otherwise permitted by the Loan Agreement, the Company will not assign, sell, lease, transfer, or otherwise dispose of or abandon, nor will the Company suffer or permit any of the same to occur with respect to the Collateral, without prior written notice to and consent of the Secured Party;

(d) The Company has made, and will continue to make payment or deposit, or otherwise has provided and will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against the Company, whether with respect to the Collateral, to any wages or salaries paid by the Company, or otherwise, and will deliver to the Secured Party, on demand, certificates or other evidence satisfactory to the Secured Party attesting thereto;

(e) The Secured Party shall at all times have the right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from the Company originals or true copies of such records and any papers and instruments relating to the Collateral upon request therefore) and the Company hereby grants to the Secured Party a security interest in all such records, papers and instruments relating to the Collateral upon request therefore and the Company hereby grants to the Secured Party a security interest in all such records, papers instruments to secure the payment, performance and observance of the Obligations;

(f) The Company will, at its sole cost and expense, perform all acts and execute all documents requested by the Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party’s primary security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement;

(g) At any time and from time to time, the Company shall, at its sole cost and expense, execute and deliver to the Secured Party such financing statements pursuant to the Uniform Commercial Code (“UCC”), and the Company hereby authorizes Secured Party file at any time and from time to time one or more financing statements with respect to the Collateral;

(h) In its discretion, the Secured Party may, at any time and from time to time, upon the occurrence of a Default (as hereinafter defined) has occurred, in its name or the Company’s or otherwise, notify any account debtor of the Company or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to the Secured Party;

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(i) In its discretion, the Secured Party may, at any time and from time to time, upon the occurrence of a Default, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Secured Party with respect to, the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, the Collateral or Obligations, all without notice to or consent by the Company and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein;

(j) In its discretion, the Secured Party may, at any time and from time to time, for the account of the Company, and in connection with the Collateral, pay any amount or do any act required of the Company hereunder and which the Company fails to do or pay, and any such payment shall be deemed an advance by Secured Party to the Company payable on demand together with interest at the highest rate then payable on any of the Obligations;

(k) The Company will pay the Secured Party for any sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to court cost, collection charges, travel expense, and reasonable attorneys’ fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;

(l) After the occurrence of a Default, any proceeds of the Collateral received by the Company shall not be commingled with other property of the Company, but shall be segregated, held by the Company in trust for the Secured Party, and upon Secured Party’s written request, immediately delivered to the Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by the Secured Party as additional Collateral hereunder or, at the Secured Party’s option, to be applied to payment of the Obligations, whether or not due and in any order; and

(m) The Secured Party may, subject to the prior written consent of the Company, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, an assignment of their security interest in the Collateral, whereupon the Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of the Secured Party hereunder with respect thereto, but the Secured Party shall retain all rights and powers with respect to any security interest not assigned, transferred or delivered.

4. Events of Default. Any Event of Default (as defined in the Loan Agreement) shall constitute an event of default (“Default”) under this Security Agreement.

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5. Remedies Upon Default. Upon a determination by the Secured Party that a Default shall have occurred and at any time thereafter, a holder may, without notice to or demand upon the Company, declare any Obligations immediately due and payable and the Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a Secured Party under the UCC or of the Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently: (a) the Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by the Company, take possession of the Collateral; and/or dispose of the Collateral on any such premises; and/or (b) require the Company to assemble and make available to the Secured Party at the expense of the Company the Collateral at any place and time designated by the Secured Party which is reasonably convenient to both parties; and/or remove the Collateral from any such premises; and/or sell, resell, assign and deliver or otherwise dispose of the Collateral, at public or private sale or otherwise, by one or more contracts, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as the Secured Party deem best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition the Company hereby agrees that the sending of ten days’ notice by ordinary mail, postage prepaid, to any address of the Company set forth in the Loan Agreement shall be deemed reasonable notice thereof. If the Collateral is sold by the Secured Party upon credit or for delivery, the Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event the Secured Party may resell the Collateral. The Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as the Secured Party may desire; and the Company shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to the Company, subject to any duty of the Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to the Secured Party. The Secured Party may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of the Secured Party or its agents, without notice to the Company and in such manner as the Secured Party may in its discretion determine.

6. Power of Attorney. To effectuate the terms and provisions hereof, the Company hereby designates and appoints the Secured Party and each of their designees or agents as attorney-in-fact of the Company, irrevocably and with power of substitution, with authority, after and during the continuance of an Event of Default, to: receive, open and dispose of all mail addressed to the Company and notify the Post Office authorities to change the address for delivery of mail addressed to the Company to such address as the Secured Party may designate; endorse the name of the Company on any notes, acceptances, checks; drafts, money orders, instruments or other evidences of Collateral that may come into the Secured Party’s possession; sign the name of the Company on any invoices, documents, drafts against and notices to account debtors or Obligors of the Company, assignments and requests for verification of accounts; execute proofs of claim and loss; execute endorsements, assignments or other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of the Secured Party to carry out and enforce this Security Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither the Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

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7. Miscellaneous. The Secured Party shall have the duty to exercise reasonable care in the custody and preservation of the Collateral in its possession, which duty shall be fully satisfied if the Secured Party maintains safe custody of such Collateral. The Secured Party shall not be deemed to assume any other responsibility for, or obligation or duty with respect to the Collateral, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or the Company’s rights in the Collateral or against any prior parties thereto, but the same shall be at the Company’s sole risk and responsibility at all times. The Secured Party’s prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, omission or delay by the Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein.) In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, the Company hereby waives the right to a trial by jury. The Company hereby irrevocably consents to the jurisdiction of the Courts of the State of California, Orange County, and of any Federal Court located in such State and County in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. The Company hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to the Company at any address of the Company set forth in the Loan Agreement. The Company so served shall appear or answer to such process within 30 days after the mailing thereof. Should the Company so served fail to appear or answer within said 30-day period, the Company shall be deemed in default and judgment may be entered by the Secured Party against the Company for the amount or such other relief as may be demanded in any process so served. In the alternative, in its discretion the Secured Party may effect service upon the Company in any other form or manner permitted by law. All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered, or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board of Directors of the Company. This Security Agreement and all Obligations shall be binding upon the heirs, executors, administrators, successors, or assigns of the Company and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, its successors, endorses and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of California applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal, or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. In the event the Secured Party shall commence legal proceedings against Company to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the Secured Party shall be entitled to recover from the Company its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

8. Risk Factors. Secured Party acknowledges, agrees, and represents that it has reviewed the Risk Factors attached to the Loan Agreement as Attachment A in its entirety.

9. Releases. Upon payment in full of the Obligations, (i) this Agreement shall automatically terminate and the lien and security interest granted hereby shall automatically terminate; and (ii) Secured Party, at the written request and expense of the Company, shall promptly release, reassign and transfer the Collateral to the Company pursuant to a customary payoff letter. Upon the sale of the Collateral in a transaction permitted by this Agreement: (i) it shall automatically cease to constitute Collateral and the lien and security interest in the Collateral shall automatically terminate; and (ii) Secured Party, at the written request and expense of the Company, shall promptly execute and deliver to the Company such releases as requested by the Company.

10. Conflict Waiver. Secured Party hereby acknowledges that Kreditor Bolduc Risbrough LLP (the “Firm”) represents the Company with various legal matters and does not represent Secured Party in connection with this Security Agreement or the contemplated transaction nor in any other respect. Secured Party further acknowledges that the Firm has drafted this Security Agreement. Secured Party has been given the opportunity to consult with counsel of its choice regarding its rights under this Security Agreement. Secured Party hereby waives any action it may have against the Firm regarding any conflict of interest.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed or caused this Security Agreement to be executed on the date first above set forth.

COMPANY:
Vestand Inc.,
a Delaware corporation

/s/ Jiwon Kim
By: Jiwon Kim
Its: Chief Executive Officer

SECURED PARTY:
MIN GAN ZHE INVESTMENT LIMITED,
A Hong Kong corporation

/s/ Alex AI
By: Alex AI
Its: Director

[Signature Page to Security Agreement]